FOR THE UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS NOTE BEARS ORIGINAL ISSUE DISCOUNT. THE ISSUE PRICE WITH RESPECT TO EACH $1,000 OF PRINCIPAL AMOUNT AT MATURITY OF THIS NOTE IS $845.35, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT WITH RESPECT TO EACH $1,000 OF PRINCIPAL AMOUNT AT MATURITY OF THIS NOTE IS $154.65, THE ISSUE DATE IS NOVEMBER 17, 1993, AND THE YIELD TO MATURITY BASED ON SEMIANNUAL COMPOUNDING IS 4.50%.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

                                  CHIRON CORPORATION

                1.90% Convertible Subordinated Note due 2000, Series B

          CHIRON CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Company", which term includes any successor corporation), for value received, hereby promises to pay to CIBA-GEIGY, LIMITED, or registered assigns, the principal sum of Ten Million Sixty-Nine Thousand Dollars ($10,069,000) on November 17, 2000, at the office or agency of the Company maintained for that purpose in Emeryville, California, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on May 17 and November 17 of each year, commencing May 17, 1994, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 1.90% from the May 17 or November 17, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Note, in which case from November 17, 1993, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any May 1 or November 1, as the case may be, and before the following May 17 or November 17, this Note shall bear interest from such May 17 or November 17; PROVIDED, HOWEVER, that if the Company shall default in the payment of interest due on such May 17 or November 17, this Note shall bear interest from the next preceding May 17 or November 17 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on the Notes, from November 17, 1993. The interest so payable on any May 17 or November 17 will be paid to the person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the May 17 or November 17 (whether or not a business day) next preceding such May 17 or November 17. Interest may, at the option of the Company, be paid by check mailed to the address of such person reflected in the records of the Company.

          Interest on the Note shall be computed on the basis of a 360-day year of twelve 30-day months. Accrual of Original Issue Discount shall be calculated on the basis of a 360-day year of twelve 30-day months, compounded semiannually.

          This Note is issuable and may be subdivided only in fully registered form, without coupons, in denominations of $1,000,000 and any integral multiple of $1,000,000 or such other amounts to which the Company may from time to time agree.

EVENTS OF DEFAULT

          In case one or more of the following events of default (each an "Event of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

          (a) default in the payment of any installment of interest upon the Note as and when the same shall become due and payable, and continuance of such default for a period of thirty days; or

          (b) default in the payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, or Fundamental Change Redemption Price in respect of the Note as and when the same shall become due and payable either at maturity, in connection with any redemption, by declaration or otherwise; or

          (c) failure on the part of the Company duly to observe or perform any of the covenants or agreements on the part of the Company in this Note (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section specifically dealt with) continued for a period of forty-five days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the holder of this Note; or

          (d) the Company shall have commenced a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or any substantial part of its property, or shall have consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

          (e) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety consecutive days;

then and in each and every such case, unless the principal of the Note shall have already become due and payable, the holder of the Note, by notice in writing to the Company may declare due and immediately payable the sum of the Issue Price plus accrued Original Issue Discount from the date of issue of the Notes to the date of declaration and the interest accrued thereon, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Note to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the Note shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay a sum sufficient to pay all matured installments of interest upon all the Note and principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, and Fundamental Change Redemption Price in respect of the Note which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price and Fundamental Change Redemption Price at the rate borne by the Notes (giving effect to accrual of Original Issue Discount), to the date of such payment or deposit) and if any and all defaults under this Note, other than the nonpayment of principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, in respect of the Note which shall have become due by acceleration, shall have been cured or waived--then and in every such case the holder of the Note, by written notice to the Company may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

          The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon the Note as and when the same shall become due and payable, and such default shall have continued for a period of thirty days, or (b) in case default shall be made in the payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, or Fundamental Change Redemption Price in respect of the Note as and when the same shall have become due and payable, whether at maturity of the Note, in connection with any redemption of a Note by declaration or otherwise -- then, upon demand of the holder the Company will pay the whole amount that then shall have become due and payable on the Note for principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price, or interest, or both, as the case may be, with interest upon the overdue principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price and Fundamental Change Redemption Price and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Note (giving effect to the accrual of Original Issue Discount); and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection. Until such demand by the holder, the Company may pay principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, in respect of the Note to the holder, whether or not the Notes are overdue.

          In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company, the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Note, or to the creditors or property of the Company or such other obligor, the holder, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the holder shall have made any demand pursuant to the provisions of this section, shall be entitled and empowered, to file and prove a claim or claims for the whole amount of principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, owing and unpaid in respect of the Note, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the holder allowed in such judicial proceedings relative to the Company or any other obligor on the Note, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims.

SUBORDINATION OF NOTE

          The indebtedness evidenced by the Note is, to the extent and in the manner provided herein, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company (as defined herein), whether outstanding at the date hereof or hereafter incurred, and this Note is issued subject to the provisions with respect to such subordination. The payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, in respect of all Notes issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness. The holder of this Note, by accepting the same, covenants and agrees, expressly for the benefit of the present and future holders of Senior Indebtedness, to and shall be bound by such provisions. The indebtedness evidenced by this Note shall be PARI PASSU with that series of Notes of the Company designated 1.90% Convertible Subordinated Notes due 2000.

          In the event and during the continuation of any default in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness continuing beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest, if any, in respect of the Notes.

          Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made on account of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest, if any, in respect of the Note; and upon any such dissolution or winding-up or liquidation or reorganization any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holder of the Note would be entitled, except for the provisions of this section, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holder of the Note if received by it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holder of the Note.

          If, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the holder of the Note before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

          For purposes of this section, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this section with respect to the Note to the payment of all Senior Indebtedness which may at the time be outstanding; PROVIDED that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of the Senior Indebtedness (other than leases) and of leases which are assumed are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in this section.

          Notwithstanding anything in this Note to the contrary, neither the issuance and delivery of junior securities upon conversion of the Note in accordance with the terms and conditions herein nor the payment of cash in lieu of fractional shares of Common Stock in accordance with the terms and conditions herein shall be deemed to constitute a payment or distribution on account of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price or Fundamental Change Purchase Price or interest, if any, in respect of the Notes. For the purposes of this paragraph, the term "junior securities" means (a) shares of any stock of any class of the Company, (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Note is so subordinated as provided in this section, and (c) any securities into which the Note becomes convertible which are securities of a Person required to enter into an indenture and are either (x) shares of any stock of any class of such Person, or (y) securities of such Person which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this section. Nothing contained in this section or elsewhere in this Note is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the holder of the Note, the right, which is absolute and unconditional, of the holder of the Note to convert such Note in accordance with the terms and conditions herein.

SUBROGATION OF NOTE

          Subject to the payment in full of all Senior Indebtedness, the rights of the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, in respect of the Note shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holder of the Note would be entitled except for the provisions of this Note relating to subordination, and no payment over pursuant to the provisions of such section, to or for the benefit of the holders of Senior Indebtedness by holder of the Note shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the holder of the Note, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this section are and are intended solely for the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

          Nothing contained in this section or elsewhere in this Note is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of the Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of the Note the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price and interest, if any, in respect of the Notes as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the holder of the Note and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this section of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          Upon any payment or distribution of assets of the Company referred to in this section, the holder of the Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the holder of the Note, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this section.

REDEMPTION

     The Company may not redeem the Note prior to November 17, 1996. On or after that date, the Company may, at its option, redeem the Note as a whole, or from time to time in part, on any date prior to maturity, upon mailing a notice by first class mail of such redemption not less than thirty nor more than sixty days before the date fixed for redemption to the holder of the Notes at its last address entered on the books of the Company, at the following optional Redemption Prices per $1,000 principal amount at maturity (which prices reflect accrued Original Issue Discount calculated to each such date), together in each case with accrued interest to the date fixed for redemption. The Redemption Price of a Note redeemed between such dates would include an additional amount reflecting the additional Original Issue Discount accrued since the next preceding date in the table to the actual Redemption Date. The notice of redemption shall specify the principal amount at maturity of the Note to be redeemed, the date fixed for redemption, the Redemption Price at which the Note is to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of the Note, that interest and Original Issue Discount accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest and Original Issue Discount thereon or on the portions thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Rate and the date on which the right to convert such Notes or portions thereof into Common Stock will expire. In case the Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount at maturity thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in principal amount at maturity equal to the unredeemed portion thereof will be issued.


                              (1)          (2)            (3)
                                         Accrued
                                         Original      Redemption
                             Note         Issue          Price
Redemption Date          Issue Price     Discount      (1) + (2)
---------------          -----------     --------      ---------
November 17, 1996        $ 845.35       $ 60.43         $905.78
November 17, 1997          845.35         82.44          927.79
November 17, 1998          845.35        105.45          950.80
November 17, 1999          845.35        129.50          974.85
At maturity                845.35        154.65        1,000.00


Notwithstanding the foregoing, if the date fixed for redemption is a May 17 or November 17, then the interest payable on such date shall be paid to the holder of record on the next preceding May 1 or November 1.

          The Notes are not subject to redemption through the operation of any sinking fund.

          If a Fundamental Change occurs at any time prior to November 17, 2000, the holder shall have the right, at the holder's option, to require the Company to redeem all or any part of such holder's Note on the date (the "Fundamental Change Redemption Date") (or if such date is not a business day, the next succeeding business day) that is 30 days after the date of the Company's notice of such Fundamental Change. Such redemption shall be made at a price (the "Fundamental Change Redemption Price") equal to the Issue Price plus accrued Original Issue Discount to the Fundamental Change Redemption Date; provided that, with respect to a Fundamental Change, if the applicable price is less than the Reference Market Price (as defined herein), the Company shall redeem the Note at a price equal to the foregoing redemption price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price. In each case, the Company shall also pay accrued interest, if any, on the Note to the Fundamental Change Redemption Date; provided that if such Fundamental Change Redemption Date is a May 17 or November 17, then the interest payable on such date shall be paid to the holder of record of the

Note on the next preceding May 1 or November 1. The Company shall mail to all holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the redemption right arising as a result thereof on or before the tenth day after the occurrence of such Fundamental Change. For a Note to be so repaid at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose in Emeryville, California such Note with the form entitled "Option to Elect Redemption Upon a Fundamental Change" on the reverse thereof duly completed, together with such Note duly endorsed for transfer, on or before the 30th day after the date of such notice (or if such 30th day is not a business day, the immediately preceding business day). All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note for redemption shall be determined by the Company, whose determination shall be final and binding.

          If the Note is called for redemption, unless surrendered for conversion on or before the close of business on the business day immediately preceding the date fixed for redemption, the Note may be deemed to be purchased from the holder of such Note at an amount equal to the applicable Redemption Price, together with accrued interest to the date fixed for redemption one or more purchasers who may agree with the Company to purchase such Note from the holder hereof and convert it into Common Stock of the Company and to make payment for such Note to the holder.

CONVERSION

          The holder hereof has the right, at its option, at any time after 60 days following the latest date of original issuance of the Note through the close of business on November 17, 2000, or, as to all or any portion hereof called for redemption, prior to the close of business on the business day immediately preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $1,000,000 principal amount at maturity or a multiple thereof, into that number of fully paid and nonassessable shares of the Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount at maturity of this Note or portion thereof to be converted by $1,000 and multiplying the result so obtained by 8.6481 (the "Conversion Rate") or such Conversion Rate as adjusted from time to time, upon surrender of this Note, together with a conversion notice, to the Company at the office or agency of the Company maintained for that purpose in Emeryville, California, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. No adjustments in respect of accrued Original Issue Discount, interest or dividends will be made upon any conversion; PROVIDED, HOWEVER, that if this Note shall be surrendered for conversion during the period from the close of business on any record date for the payment of interest to the opening of business on the following interest payment date, this Note (unless it or the portion being converted shall have been called for redemption on a date in such period) must be accompanied by an amount, in New York Clearing House funds, equal to the interest payable on such interest payment date on the principal amount at maturity being converted; PROVIDED FURTHER, HOWEVER, that no such payment shall be required if the Company exercises its right to redeem the Notes on November 17, 1996. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

          The Conversion Rate shall be adjusted from time to time by the Company as follows:

          (a) In case the Company shall (i) pay a dividend, or make a distribution, in shares of its Common Stock, on its Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, or
     (iii) combine its outstanding Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the holder of any Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Note been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of subdivision or combination.

          (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price per share of Common Stock (as defined in subsection (f) below) at the record date for the determination of stockholders entitled to receive such rights or warrants, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of

     Common Stock offered for subscription or purchase. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (c) In case the Company shall distribute to all holders of its Common Stock any shares of any class of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or other distributions to the extent paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subsection (b) above), then in each such case the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the date of such distribution by a fraction of which the denominator shall be the Current Market Price per share (as defined in subsection (f) below) of the Common Stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the numerator shall be the Current Market Price per share (as defined in subsection (f) below) of the Common Stock on such record date. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

          (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding (x) any quarterly cash dividend on the Common Stock to the extent the aggregate cash dividend per share of Common Stock in any fiscal quarter does not exceed the greater of (A) the amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent such preceding quarterly dividend did not require any adjustment of the Conversion Rate pursuant to this subsection (d) (as adjusted to reflect subdivisions or combinations of the Common Stock), and (B) 3.75% of the average of the last reported sales price of the Common Stock (determined as provided in subsection (f)) during the ten Trading Days (as defined in subsection (f)) next preceding the date of declaration of such dividend and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary), then, in such case, unless the Company elects to reserve such cash for distribution to the holder of the Note upon the conversion of the Note so that such holder will receive upon such conversion, in addition to the shares of Common Stock to which such holder is entitled, the amount of cash which such holder would have received if such holder had, immediately prior to the record date for such distribution of cash, converted its Notes into Common Stock, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the record date by a fraction of which the denominator shall be the Current Market Price of the Common Stock on the record date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock and the numerator shall be such Current Market Price of the Common Stock, such adjusted to be effective immediately prior to the opening of business on the day following the record date; PROVIDED, HOWEVER, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that the holder shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted the Note on the record date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

          (e) In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such subsidiary of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive, and described in a resolution of the Board of Directors or such duly authorized committee thereof, as the case may be, at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction of which the denominator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the numerator shall be the sum of (x) the fair market value

     (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration
     Time. If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be effect if such tender or exchange offer had not been made.

          (f)  For the purpose of any computation under subsections (b), (c),
     (d) and (e) above, the Current Market Price per share of Common Stock at any date shall be deemed to be the average of the last reported sale prices for the ten consecutive Trading Days (as defined below) preceding the day before the record date with respect to any distribution, issuance or other event requiring such computation. The last reported sale price for each day shall be (i) the last reported sale price of Common Stock on the National Market of the NASDAQ System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for such class of stock on at least 5 of the 10 preceding days, or (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of such class of stock on the principal securities exchange on which such class of stock is listed. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of Common Stock on any day or the average of such last reported sale prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. As used herein the term "Trading Days" with respect to Common Stock means (i) if the Common Stock is quoted on the National Market of the NASDAQ System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system or (ii) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

          (g) Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):

               (i)    are deemed to be transferred with such shares of Common
                      Stock,

               (ii)   are not exercisable, and

               (iii) are also issued in respect of future issuances of Common Stock,

     shall not be deemed distributed for purposes of subsection (a) until the occurrence of the earliest Trigger Event. In addition, in the event of any distribution of rights or warrants, or any Trigger Event with respect thereto, that shall have resulted in an adjustment to the Conversion Rate under subsection (a), (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of any such rights or warrants all of which shall have expired without exercise by any holder thereof, the Conversion Rate shall be readjusted as if such issuance had not occurred.

          (h) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; PROVIDED, HOWEVER, that any adjustments which by reason of this subsection (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this section shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. Anything in this section to the contrary notwithstanding, the Company shall be entitled to make such increases in the Conversion Rate, in addition to those required by this section, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or a distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable. To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least 20 days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is so increased, the Company shall mail to the holder and file with any Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect.

          (i) Whenever the Conversion Rate is adjusted, as herein provided, the Company shall promptly file with any conversion agent an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of the Note at its last address appearing on the books of the Company.

          (j) In any case in which this section provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of the Note converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fractional shares.

          If any of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute a supplemental note providing that the Note shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Note immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such supplemental note shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this section.

          The Company shall cause notice of the execution of such supplemental note to be mailed to the holder of the Note, at its address appearing on books of the Company.

          The above provisions of this section shall similarly apply to successive reclassifications, consolidations, mergers, combinations, and sales.

MISCELLANEOUS

          In case this Note shall become mutilated or be apparently destroyed, lost or stolen, the Company in its discretion may execute and deliver a new Note, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so apparently destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company evidence to its satisfaction of the destruction, loss or theft of such Note and of the ownership thereof. The Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

          Upon due presentment for registration of transfer of this Note at the office or agency of the Company in Emeryville, California, a new Note or Notes of authorized denominations for an equal aggregate principal amount at maturity will be issued to the transferee in exchange herefor, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the

Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

          No recourse for the payment of the principal amount at maturity, Issue Price, accrued Original Issue Discount, Redemption Price, Fundamental Change Redemption Price or interest, if any, in respect of on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

DEFINITIONS

          As used herein and not elsewhere defined, the capitalized terms herein have the following meaning:

          APPLICABLE PRICE: The term "Applicable Price" shall mean (i) in the event of a Fundamental Change in which the holders of the Common Stock receive only cash, the amount of cash received by the holder of one share of Common Stock and (ii) in the event of any other Fundamental Change, the average of the last reported sale price for the Common Stock (determined as set forth in above) during the ten Trading Days (as defined in above) prior to the record date for the determination of the holders of Common Stock entitled to receive cash, securities, property or other assets in connection with such Fundamental Change, or, if there is no such record date, the date upon which the holders of Common Stock shall have the right to receive such cash, securities, property or other assets in connection with the Fundamental Change.

          BOARD OF DIRECTORS: The term "Board of Directors" shall mean the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

          COMMON STOCK: The term "Common Stock" shall mean any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions contained elsewhere in this

Note, however, shares issuable on conversion of the Note shall include only shares of Common Stock, $.01 par value per share (which is the class designated as Common Stock of the Company at the date of this Indenture), or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; PROVIDED that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion to which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          FUNDAMENTAL CHANGE: The term "Fundamental Change" means the occurrence of any transaction or event in connection with which all or substantially all the Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive consideration which is not all or substantially all common stock listed (or, upon consummation of such transaction or event, which will be listed) on a United States national securities exchange or approved for quotation in the NASDAQ System or any similar United States system of automated dissemination of quotations of securities prices (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise).

          ISSUE PRICE: The term "Issue Price" shall mean, in connection with the original issuance of such Note (including any Predecessor Note), the initial issue price at which the Note is sold as set forth on the face of the Note.

          NASDAQ SYSTEM: The term "NASDAQ System" shall mean the electronic inter-dealer quotation system operated by NASDAQ, Inc., a subsidiary of the National Association of Securities Dealers, Inc.

          NOTEHOLDER: The terms "Noteholder" or "holder of the Note", or other similar terms, shall mean any person in whose name at the time a particular Note is registered on the books of the Company kept for that purpose in accordance with the terms hereof.

          OPINION OF COUNSEL: The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company.

          ORIGINAL ISSUE DISCOUNT: The term "Original Issue Discount" of the Note means the difference between the Issue Price and the principal amount at maturity of the Note as set forth on the face of the Note. For purposes of this Note, accrual of Original Issue Discount shall be calculated on the basis of a

360-day year of twelve 30-day months, compounded semi-annually.

          PERSON: The term "Person" shall mean a corporation, an association, a partnership, an organization, an individual, a government or a political subdivision thereof or a governmental agency, and shall include any successor (by merger or otherwise) of such entity.

          PREDECESSOR NOTE: The term "Predecessor Note" of any particular Note shall mean every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

          QIB: The term "QIB" shall mean a "qualified institutional buyer as defined in Rule 144A.

          REDEMPTION PRICE: The term "Redemption Price" means the applicable Redemption Price as set forth in the notice, including any applicable additional Original Issue Discount referred to therein.

          REFERENCE MARKET PRICE: The term "Reference Market Price" shall initially mean $51.50 and in the event of any adjustment to the Conversion Rate pursuant to subsection (a), (b) or (c) of the foregoing section entitled "Redemption," the Reference Market Price shall also be adjusted so that the Reference Market Price after giving effect to any such adjustment shall equal the Reference Market Price immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to such adjustment and the denominator of which is the Conversion Rate after such adjustment.

          SENIOR INDEBTEDNESS: The term "Senior Indebtedness" shall mean the principal of, premium, if any, interest on, and any other payment due pursuant to any of the following, whether outstanding at the date hereof or hereafter incurred or created:

          (a) all indebtedness of the Company for money borrowed (including any indebtedness secured by a mortgage, conditional sales contract or other lien which is (i) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another or (ii) existing on property at the time of acquisition thereof);

          (b) all indebtedness of the Company evidenced by notes, debentures, bonds or other securities;

          (c) all indebtedness or other obligations of the Company with respect to interest rate and currency swap agreements, cap, floor and collar agreements, currency spot and forward contracts and other similar agreements and arrangements;

          (d) all lease obligations of the Company which are capitalized on the books of the Company in accordance with generally accepted accounting principles;

          (e) all indebtedness of others of the kinds described in any of the preceding clauses (a), (b) or (c) and all lease obligations of others of the kind described in the preceding clause (d) assumed by or guaranteed in any manner by the Company or in effect guaranteed by the Company through an agreement to purchase, contingent or otherwise; and

          (f) all renewals, extensions or refundings of indebtedness of the kinds described in any of the preceding clauses (a), (b), (c) or (e) and all renewals or extensions of lease obligations of the kinds described in any of the preceding clauses (c), (d) or (e);

unless, in the case of any particular indebtedness, lease, renewal, extension or refunding, the instrument or lease creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, lease, renewal, extension or refunding is subordinate to any other indebtedness of the Company or is not superior in right of payment to, or is PARI PASSU with, the Notes. Notwithstanding the foregoing, Senior Indebtedness shall not include
(i) any indebtedness or lease obligation of any kind of the Company to any subsidiary of the Company, a majority of the voting stock of which is owned by the Company and (ii) indebtedness for trade payables or constituting the deferred purchase price of assets or services incurred in the ordinary course of business.

     This Note shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of said State.

     The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Note.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                             CHIRON CORPORATION

                                             BY:  /s/ William G. Green
                                                 ------------------------------
                                                 Title: Senior Vice President


Dated:   November 24, 1993
      ------------------------

[seal]

Attest:


/s/ Jane L. Shatton
------------------------------
     Secretary

                             [FORM OF CONVERSION NOTICE]

                                 CONVERSION NOTICE

To:  Chiron Corporation

          The undersigned registered holder of this Note hereby irrevocably exercises the option to convert this Note, or portion hereof (which is $1,000,000 principal amount at maturity or a multiple thereof) below designated, into shares of Common Stock of Chiron Corporation in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount at maturity hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Note.

Dated:
      ------------------------



                                             ---------------------------------

                                             ---------------------------------
                                                       Signature(s)

Fill in for the registration of
     shares if to be delivered,
     and Notes if to be issued
     other than to and in the
     name of the registered
     holder:


------------------------------
          (Name)

------------------------------
     (Street Address)

------------------------------
  (City, State and Zip Code)

Please print name and address

                                        Principal amount at maturity to be
                                        converted (if less than all):

                                             $_____,000,000

                                        --------------------------------------
                                               Social Security or Other
                                            Taxpayer Identification Number

                                 [FORM OF ASSIGNMENT]

For value received, ____________________________________________hereby sell(s),

assign(s) and transfer(s) unto _____________________________________________the
                               (Please insert social security or other taxpayer identification number of assignee)

within Note and hereby irrevocably constitutes and appoints ___________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within Note occurring within three years of the original issuance of such Note, the undersigned confirms that such Note is being transferred:

     / /  To Chiron Corporation or a subsidiary thereof; or


     / / Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

     / / Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and, unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

     / /  The transferee is an Affiliate of the Company.

Dated:
      --------------------------------

                                        ------------------------------------
                                                    Signature(s)

Signature(s) must be guaranteed by a
commercial bank or trust company or a
member firm of a major stock exchange.

--------------------------------------
       Signature Guarantee

                        [FORM OF OPTION TO ELECT REDEMPTION
                             UPON A FUNDAMENTAL CHANGE]

To:  Chiron Corporation

          The undersigned registered holder of this Note hereby acknowledges receipt of a notice from Chiron Corporation (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to redeem this Note, or portion hereof (which is $1,000,000 principal amount at maturity or a multiple thereof) below designated, in accordance with the terms of this Note, together with accrued interest to such date, to the registered holder hereof.

                                              Principal amount at maturity to be
                                             converted (if less than all):

                                                       $_____,000,000

Dated:
      --------------------------------




                                        ------------------------------------
                                                   Signature(s)

                                        ------------------------------------
                                                Social Security or Other
                                             Taxpayer Identification Number

NOTICE: The above signature(s) of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.




                                          1